UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 3, 2025
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

Item 7.01 Regulation FD Disclosure

Alaska Air Group now expects ~$0.10 in adjusted earnings per share for Q4 2025 compared to the original guide of at least $0.40 per share. Several transitory headwinds totaling approximately $0.55-0.60 per share impacted the quarter, including: an internal IT and cloud service provider outage ($0.25), lost revenue due to the government shutdown ($0.15), higher fuel costs ($0.15) and a higher book tax rate for the quarter.

Following our late October IT outage, we engaged a third-party consultant to conduct a comprehensive audit of our IT infrastructure and processes and are actively implementing best-practice recommendations to strengthen our data center resiliency.

The government shutdown that began in October drove FAA-mandated flight reductions, resulting in ~600 cancellations across Air Group, impacting approximately 40,000 guests. While operations normalized quickly after the government reopening, the disruption and lost revenue are expected to reduce EPS by approximately $0.15 for the quarter. Revenue, which had shown the strongest year-over-year performance trends of 2025 prior to the shutdown, turned sharply negative during the period and, although now positive again year-over-year, has not fully recovered to pre-shutdown trends.

Despite a volatile year, Air Group has delivered meaningful progress on integration, with disciplined execution keeping us firmly on track with key milestones, synergy capture, and commercial initiatives. Absent transitory impacts, we are exiting the year with unit costs aligned to our original exit-rate expectations and making tangible progress in narrowing the unit revenue gap versus larger network peers. These achievements position us on a strong foundation heading into next year, enabling us to advance strategic priorities and deliver sustained long-term value.

The table below reflects our updated expectations for Q4 2025:

	Q4 Expectation	Previous Q4 Expectation
Capacity (ASMs) % change versus pro forma 2024	Up ~2%	Up 2% to 3%
RASM % change versus pro forma 2024	Up ~1%	Up low single digits
CASMex % change versus pro forma 2024	Up ~3%	Up low single digits
Adjusted earnings per share(a)	~$0.10	At least $0.40
(a) Adjusted earnings per share guidance assumes economic fuel price per gallon of approximately $2.65, non-operating expense of approximately $50 million, and a tax rate of 40% - 50%.

Pursuant to 17 CFR Part 243 (Regulation FD), the Company is submitting information relating to its financial and operational outlook. In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements:

This Current Report on Form 8-K may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations of the recently completed acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, cybersecurity risks, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Supplemental Information
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: December 3, 2025

/s/ Emily Halverson
Emily Halverson
Vice President Finance, Controller, and Treasurer